EXECUTION VERSION USActive 60232557.2 NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 2, 2024 (the “Amendment Date”), among NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Collateral Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (“Administrative Agent”), as swingline lender and as a lender, the lenders signatory hereto (each a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”). WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the other Lenders party from time to time thereto and the Collateral Custodian are parties to the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the Lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent and the Lenders desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. ARTICLE II Amendment SECTION 2.1. The definition of “Non-Usage Fee” in Section 1.1 of the Loan and Security Agreement is hereby amended by (i) deleting the terms which are lined out and (ii) inserting the terms which are double underlined as follows: “Non-Usage Fee Rate”: For each day, the sum of (a) 0.50% on the first portion of the Unused Facility Amount up to the product of (i) (w) for any day from and including January 30, 2024 to March 31, 2024, 60%, (x) for any day from and including April 1, 2024 to June 30, 2024, 50%, (y) for any day from and including July 1, 2024 to September 30, 2024, 45% and (z) thereafter, 40% and (ii) the Facility Amount and (b) for all Unused Facility Amount in excess of such first portion, 2.00%. USActive 60232557.2 2 ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions: (a) this Amendment shall have been duly executed by, and delivered to, the parties hereto in accordance with Section 12.1 of the Loan and Security Agreement; and (b) all reasonable and documented out-of-pocket fees shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes. USActive 60232557.2 3 SECTION 5.4. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. SECTION 5.6. Collateral Custodian Direction. By its execution hereof the Administrative Agent hereby authorizes and directs the Collateral Custodian to execute and deliver this Amendment on the date hereof, acknowledges and agrees that the Collateral Custodian shall be fully protected in relying upon the foregoing consent and direction and hereby releases the Collateral Custodian from any liability in complying with such direction. In executing and delivering this Amendment, the Collateral Custodian shall be afforded all of the rights, privileges, immunities and indemnities afforded to it under the Loan and Security Agreement as if such rights, privileges, immunities and indemnities were set forth herein; provided that such rights, privileges, immunities and indemnities shall be in addition to, and not in limitation of, any such rights, privileges, immunities and indemnities set forth in this Amendment. [Signature Page to Ninth Amendment to Third A&R Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower By: New Mountain Finance Corporation, its managing member By:____________________________________ Name: Laura C. Holson Title: Chief Operating Officer DocuSign Envelope ID: 937C7CC1-C7F9-4869-A26B-3E8A33839661

[Signature Page to Ninth Amendment to Third A&R Loan and Security Agreement] NEW MOUNTAIN FINANCE CORPORATION, as the Collateral Manager By:____________________________________ Name: Laura C. Holson Title: Chief Operating Officer DocuSign Envelope ID: 937C7CC1-C7F9-4869-A26B-3E8A33839661 [Signature Page to Ninth Amendment to Third A&R Loan and Security Agreement] STATE STREET BANK AND TRUST COMPANY, as a Lender By: __________________________________ Name: John Doherty Title: Vice President

[Signature Page to Ninth Amendment to Third A&R Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian By: Computershare Trust Company, N.A., as its attorney-in-fact By: __________________________________ Name: Title: